Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 for the Chief Financial Officer

I, Kristina K. Williams, state and attest that:

1.	I am the Chief Financial Officer of the Federal Home Loan Bank of Pittsburgh (the registrant).

2.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

•	the Quarterly Report on Form 10-Q of the registrant for the quarter ended March 31, 2007 (the periodic report) containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of, and for, the periods presented.

Date: May 11, 2007		/s/ Kristina K. Williams
	Name:	Kristina K. Williams
	Title:	Chief Financial Officer